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                                                                   EXHIBIT 10.44

                       AMENDMENT NO. 1 TO CONTRIBUTION
                       AGREEMENT - BASIC ECONOMIC TERMS
                                 (Loma Square)


     THIS AMENDMENT NO. 1 is made and entered into as of March 23, 1998, by and between the undersigned Transferee and the undersigned Transferor with respect to the following facts:

                                    RECITALS

     A. Transferor and Transferee have made and entered into that certain Contribution Agreement - Basic Economic Terms (the "Contribution Agreement"), of even date herewith, pursuant to which Transferee has agreed to convey to Transferor certain real property as more particularly described therein.

     B. Attached to the Contribution Agreement and made a part thereof is that certain General Conditions to Agreement (the "General Conditions"). Transferor and Transferee desire hereby to amend said General Conditions in the manner provided for herein.

                              TERMS AND CONDITIONS

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. AMENDMENT. Paragraph 17 of the General Conditions to the Contribution Agreement is hereby amended to provide in full as follows:


           "17. CONDITIONS TO OBLIGATION TO CLOSE.

           Notwithstanding anything to the contrary contained in this Agreement, neither Transferor nor Transferee shall be obligated to consummate this Agreement if, for any reason, Transferee will not, concurrently with the closing of this transaction, also acquire the following real estate projects: Loma Square, North County Plaza, El Centro Center, Vineyards Marketplace, and Wilson Wible in Bakersfield ( the "Included Projects")."


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     2.  NO OTHER CHANGES.   Except as expressly amended hereby, the
Contribution Agreement shall remain in full force and effect without any other changes or alterations of any nature whatsoever.


     IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of the date first above written.


Transferor:                     HUGHES/LOMA SQUARE ASSOCIATES,
                                a California limited partnership

                                By: HI-Loma, a California general partnership, general partner

                                     By:  Hughes Investments, a California
                                          general partnership, general partner

                                          By:  WWH Investments, Inc., a
                                               California corporation, general
                                               partner

                                               By:  ___________________________
                                                    William W. Hughes, Jr.
                                               Its: President

Transferee:                     Alexander Haagen Properties Operating
                                Partnership, L.P. a California limited
                                partnership

                                By:  Alexander Haagen Properties, Inc., a
                                     Maryland corporation, its General Partner

                                     By:  Fred Bruning
                                          --------------------------

                                     Its: Senior Vice President
                                          --------------------------

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